UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2015

The Carlyle Group L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-35538	45-2832612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Pennsylvania Avenue, NW Washington, D.C.		20004-2505
(Address of Principal Executive Offices)		(Zip Code)
(202) 729-5626
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On October 28, 2015, The Carlyle Group L.P. issued a summary press release and a detailed earnings presentation announcing financial results for its third quarter ended September 30, 2015. The summary press release and the earnings presentation are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Report.
As provided in General Instruction B.2 of Form 8-K, the information in this Item 2.02 and Exhibits 99.1 and 99.2 incorporated in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information or Exhibits 99.1 and 99.2 be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 27, 2015, Jay Fishman resigned as a member of the Board of Directors (the “Board”) of Carlyle Group Management L.L.C., the general partner (the “General Partner”) of The Carlyle Group L.P. (the “Partnership”) effective immediately. Mr. Fishman had served as a member of the Board of Directors since the Partnership’s initial public offering in May 2012. He resigned due to previously announced health issues.
To replace Mr. Fishman, on October 27, 2015, the General Partner appointed Anthony Welters as an independent director on its Board, effective immediately. Mr. Welters (60) is currently Executive Chairman of the Black Ivy Group, L.L.C. and Senior Adviser to the Office of the CEO of UnitedHealth Group. Mr. Welters is a member of the Boards of Directors of Loews Corporation, West Pharmaceuticals Services, Inc. where he serves on the Nominating and Governance Committee and C.R. Bard, Inc. where he is a member of the Compensation, Regulatory and Governance committees. Mr. Welters also served on the Board of Directors of Qwest Communications from 2006-2011. He serves as Trustee Emeritus of the Morehouse School of Medicine Board of Trustees, Chairman of the Board of New York University School of Law, as well as Vice Chairman of the Board of New York University and is a Trustee of NYU Langone Medical Center. Mr. Welters received his B.A. in economics from Manhattanville College and his J.D. from New York University School of Law.
In connection with his service as a non-employee director, Mr. Welters will receive compensation in accordance with the Director compensation program described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 under Item 10. “Directors, Officers and Corporate Governance—Director Compensation.” With the appointment of Mr. Welters, the Board of Directors of the Partnership’s General Partner will continue to be composed of 10 directors, 5 of whom qualify as independent directors.
On October 28, 2015, the Partnership issued a press release announcing the resignation of Mr. Fishman and the appointment of Mr. Welters. A copy of the press release has been filed as Exhibit 99.3 to this Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Summary earnings press release of The Carlyle Group L.P., dated October 28, 2015.

99.2	Earnings presentation of The Carlyle Group L.P., dated October 28, 2015.

99.3	Press release, dated October 28, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CARLYLE GROUP L.P.

	By:	Carlyle Group Management L.L.C.,
its general partner

Date: October 28, 2015	By:	/s/ Curtis L. Buser
	Name:	Curtis L. Buser
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Summary earnings press release of The Carlyle Group L.P., dated October 28, 2015.

Exhibit 99.2	Earnings presentation of The Carlyle Group L.P., dated October 28, 2015.

Exhibit 99.3	Press release, dated October 28, 2015.